                                                                    EXHIBIT 10.9



              ASSIGNMENT OF TRADEMARK REGISTRATIONS NUNC PRO TUNC

   WHEREAS, VEGGETTI S.R.L., an Italian limited liability company of Via Raffaello Sanzio, 18, Barlassina, Milano, Italy, owns the following trademarks which are registered in the United States Patent and Trademark Office:

Reg. No.                             Mark                              Dated
1,234,608                    IL FORNAIO (stylized)                     April 12, 1983
1,271,995                    IL FORNAIO                                March 27, 1984

         WHEREAS, IL FORNAIO (AMERICA) CORPORATION, a California corporation, of 1000 Sansome Street, San Francisco, CA 94111, acquired said marks on December 11, 1986, and the registrations thereof;

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, VEGGETTI S.R.L. did assign unto IL FORNAIO (AMERICA) CORPORATION all right, title and interest in and to the said marks, together with the goodwill of the business symbolized by the marks and the above-identified registrations thereof.

                                     VEGGETTI S.R.L.

Dated:         2/3/92                By     [SIGNED]
       ------------------------        --------------------------------
                                         Title.

State of California   )
City and County of    )    ss:
San Francisco         )

         On this 3rd day of February, 1992, before me, a notary public, personally appeared Veggetti, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as ___________ or on behalf of the company therein named and acknowledged to me that the company executed it.

[SEAL]                               NOTARY PUBLIC

                                     LINDA A. COOPER